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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2001


                          Thermo Electron Corporation
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-8002                   04-2209186
-----------------------------       ----------------       ---------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


              81 Wyman Street
           Waltham, Massachusetts                                  02454-9046
-----------------------------------------------               ------------------
   (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (781) 622-1000


                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On July 9, 2001, the Board of Directors of Thermo Electron Corporation (the "Company") approved a distribution (the "Distribution") to the holders of record of the Company's common stock on July 30, 2001 (the "Record Holders") of all of the shares of common stock of Kadant Inc. ("Kadant ") held by the Company. The Distribution is scheduled to occur on August 8, 2001 (the "Distribution Date"). The Company has filed herewith (1) a definitive information statement providing details of the Distribution and information about Kadant and (2) a form of letter to shareholders of the Company regarding the same. The Company expects that its distribution agent, American Stock Transfer & Trust Company, will distribute to the Record Holders on the Distribution Date the definitive information statement, the letter to shareholders and certificates representing the shares of Kadant common stock to be distributed in the Distribution.

     Kadant's definitive information statement dated August 6, 2001 is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The form of letter to shareholders of the Company is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

     Also filed herewith in connection with the Distribution are a Plan and Agreement of Distribution dated August 3, 2001 between the Company and Kadant Inc., a Tax Matters Agreement effective as of August 8, 2001 by and among the Company and Kadant Inc., and a Transition Services Agreement dated August 3, 2001 between the Company and Kadant Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Financial Statements of Business Acquired:      Not Applicable

(b)       Pro Forma Financial Information:                Not Applicable

(c)       Exhibits:


     Exhibit No.            Description
     -----------            -----------

        23                  Consent of Independent Public Accountants

        99.1                Definitive Information Statement of Kadant Inc.
                            dated August 6, 2001

        99.2                Form of Letter to Shareholders of Thermo Electron
                            Corporation

        99.3                Plan and Agreement of Distribution dated
                            August 3, 2001 between Thermo Electron Corporation and Kadant Inc.

        99.4 Tax Matters Agreement effective as of August 8, 2001 by and among Thermo Electron Corporation and Kadant Inc.


                                      -2-
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        99.5      Transition Services Agreement dated August 3, 2001 between
                  Thermo Electron Corporation and Kadant Inc.

                                      -3-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 6th day of August, 2001.

                                      THERMO ELECTRON CORPORATION

                                      By: /s/ Kenneth J. Apicerno
                                          --------------------------------------
                                      Kenneth J. Apicerno
                                      Treasurer

                                      -4-
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                                 Exhibit Index


     Exhibit No.            Description
     -----------            -----------

        23                  Consent of Independent Public Accountants

        99.1                Definitive Information Statement of Kadant Inc.
                            dated August 6, 2001

        99.2                Form of Letter to Shareholders of Thermo Electron
                            Corporation

        99.3                Plan and Agreement of Distribution dated
                            August 3, 2001 between Thermo Electron Corporation and Kadant Inc.

        99.4 Tax Matters Agreement effective as of August 8, 2001 by and among Thermo Electron Corporation and Kadant Inc.

        99.5 Transition Services Agreement dated August 3, 2001 between Thermo Electron Corporation and Kadant Inc.

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